Exhibit 99.1

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF UTAH, CENTRAL DIVISION

JAMES W. EDWARDS, derivatively on behalf of HEADWATERS INCORPORATED and individually on behalf of himself and all other similarly situated shareholders of HEADWATERS INCORPORATED,

                                                Plaintiff,

vs.

KIRK A. BENSON, E.J. GARN, RAYMOND J. WELLER, R. SAM CHRISTENSEN, WILLIAM S. DICKINSON, MALYN K. MALQUIST, BLAKE O. FISHER, JR., JAMES A. HERICKHOFF, GRANT E. GUSTAFSON and SYLVIA SUMMERS,

                                                Defendants,

and

HEADWATERS INCORPORATED,

                                                Nominal Defendant.

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE AND CLASS ACTION Civil Case No.: 2:13-CV-00330-BSJ Judge Bruce S. Jenkins

NOTICE OF PENDENCY OF CLASS AND DERIVATIVE ACTION, PROPOSED SETTLEMENT OF CLASS AND DERIVATIVE ACTION AND SETTLEMENT HEARING AND RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

TO:                         ALL OWNERS OF HEADWATERS INCORPORATED COMMON STOCK AS OF DECEMBER 31, 2012 WHO WERE ENTITLED TO VOTE AT THE 2013 ANNUAL MEETING  (the “CLASS,” as defined further in Section I.2 of this Notice) AND ALL “CURRENT HEADWATERS’ STOCKHOLDERS” (as defined further in Section I.4 of this Notice)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.  YOUR RIGHTS MAY BE AFFECTED.

This Notice of Proposed Settlement of Derivative and Class Action (“Notice,” as defined further in Section I.12) has been disseminated pursuant to an Order of the United States District Court for the District of Utah (the “Court”).  The purpose of this Notice is to advise you of the proposed settlement (“Settlement,” as defined further in Section I.19), as set forth in the Stipulation of Settlement dated as of May 16, 2014 (“Stipulation”), of the above-captioned action pending before the Court (“Action,” as defined further in Section I.1), and of the hearing on final approval of the proposed Settlement contemplated by the Stipulation (“Settlement Hearing”).  The Settlement will fully resolve the Action on the terms set forth in the Stipulation and summarized in this Notice, including the dismissal of the Action with prejudice.  For a more detailed statement of the matter involved in this Action, the Settlement, and the terms discussed in this Notice, the Stipulation may be inspected at the Office of the Clerk of the United States District Court for the District of Utah, located at the United States District Court, 351 South West Temple, Room 1.100 Salt Lake City, Utah 84101, during regular business hours of each business day.

You may have the right to object to the Settlement in the manner provided in this Notice. If you fail to object in the manner provided at least twenty-one (21) calendar days before the

Settlement Hearing, you will be deemed to have waived your objections and will be bound by the Judgment (as defined further in Section I.10)  to be entered and the releases to be given, unless otherwise ordered by the Court.

This Notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in this Action, but is merely to advise you of the pendency and settlement of this Action.

I.                                        DEFINITIONS USED IN THIS NOTICE.

1.                                      “Action” means the action entitled Edwards v. Benson, et al., 13-CV-00330-BSJ commenced in United States District Court for the District of Utah, Central Division.

2.                                      “Class” means all owners of Headwaters Incorporated common stock as of December 31, 2012, the record date for the determination of stockholders who were entitled to vote at the 2013 Annual Meeting, including any and all of their respective successors in interest, predecessors, representatives, trustees, executors, administrators, heirs, assigns, or transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under, any of them, and each of them.  Excluded from the Class are Defendants, members of the immediate family of any of Defendants, any entity in which any of Defendants has or had a controlling interest, and the legal representatives, heirs, successors or assigns of any such excluded person.  Also excluded from the Class are those record and beneficial owners of Headwaters common stock who validly request exclusion from the Class, to the extent that they are able to do so under Rule 23 of the Federal Rules of Civil Procedure, pursuant to the Notice.

3.                                      “Class Counsel” means Eduard Korsinsky of the law firm Levi & Korsinsky, LLP and Nelson Abbott of the Abbott Law Firm.

4.                                      “Current Headwaters’ Stockholders” means all individuals or entities who hold of record, or beneficially own, directly or indirectly, Headwaters common stock on the date the Court approves the form and manner of Notice contemplated by this Stipulation.

5.                                      “Defendants” means Director Defendants and Nominal Defendant.

6.                                      “Defendants’ Counsel” means Pillsbury Winthrop Shaw Pittman LLP and Snell & Wilmer on behalf of Headwaters, Covington & Burling LLP and Holland & Hart LLP on behalf of defendants Kirk A. Benson, E.J. Garn, Raymond J. Weller, R Sam Christensen, William S. Dickinson, Malyn K. Malquist, Blake O. Fisher, Jr., James A. Herickhoff, and Strong & Hanni on behalf of defendants Grant E. Gustafson and Sylvia Summers.

7.                                      “Director Defendants” means Kirk A. Benson, E.J. Garn, Raymond J. Weller, R Sam Christensen, William S. Dickinson, Malyn K. Malquist, Blake O. Fisher, Jr., James A. Herickhoff, Grant E. Gustafson, and Sylvia Summers, collectively.

8.                                      “Effective Date” means the first date by which all the events and conditions specified in ¶ 6.1 of the Stipulation have been met and have occurred.

9.                                      “Final Judgment” means the later of:  (i) the date of final affirmance on an appeal of the Judgment, the expiration of the time for a petition to review the Judgment and, if any such writ or petition is granted, the date of final affirmance of the Judgment following review pursuant to that grant; or (ii) the date of final, non-appealable dismissal of any appeal from the Judgment or the final, nonappealable dismissal of any proceeding on petition for review of the Judgment; or (iii) if no appeal is filed, the expiration date of the time for the filing or noticing of any appeal from the Court’s Judgment approving the Stipulation.

10.                               “Judgment” means the judgment to be rendered by this Court, substantially in the form attached to the Stipulation as Exhibit “C.”

11.                               “Nominal Defendant” means Headwaters Incorporated.

12.                               “Notice” means the Notice of Proposed Settlement of Derivative and Class Action substantially in the form attached to the Stipulation as Exhibit “A.”

13.                               “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

14.                               “Plaintiff” means James W. Edwards.

15.                               “Plaintiff’s Counsel” means Levi & Korsinsky LLP and Abbott Law Firm.

16.                               “Related Parties”  means each of the Defendants and (i) each of their respective present and former predecessors, successors-in-interest, parents, subsidiaries, affiliates, officers, directors, employees, trustees, executors, heirs, spouses, marital communities, assigns, transferees, estates, trusts, beneficiaries, foundations, corporations, divisions, partnerships, joint ventures, limited liability companies and any person or entity acting for or on behalf of any of them and each of them, and each of their respective present and former predecessors, successors-in-interest, parents, subsidiaries, affiliates, officers, directors, employees, representatives, agents, accountants, advisors, attorneys, commercial and investment bankers, trustees, executors, heirs, spouses, marital communities, assigns or transferees, estates, trusts, beneficiaries, foundations, corporations, divisions, partnerships, joint ventures, limited liability companies and any person or entity acting for or on behalf of any of them and each of them and (ii) each of the Company’s parents, divisions, subsidiaries, predecessors, successors, assigns, affiliates, partnerships, and joint ventures, as well as, solely in their capacities as such, past or present officers, directors, employees, agents, contractors, subcontractors, representatives, auditors, accountants, attorneys, and bankers, including any person or entity controlled by, controlling, or under common control with any of them.

17.                               “Released Claims”  means any and all claims, demands, causes of action, and liabilities of every nature, including Unknown Claims (as defined further in Section I.22), relating to, arising out of, or concerning (i) the Action or the Demand Letter (as defined further in Section II), (ii) the 2010 Incentive Compensation Plan the (“Plan”) or any element, term or condition of the Plan or any options granted thereunder, (iii) Defendants’ consideration, evaluation, and/or approval of the Plan or any options granted thereunder, (iv) the disclosures, any public filings or other statements issued, made available, filed, or otherwise disclosed or communicated related to the Plan or any options granted thereunder, (v) any stockholder vote on the Plan or any options granted thereunder, (vi) payments to any of the Company’s directors, executive officers or advisors in connection with the Plan or any options granted thereunder, (vii) any actions taken by the Defendants and/or their Related Parties in response to or as a result of the Demand Letter or the Action, and (viii) any fees, costs or expenses incurred by Defendants, the Class or any member of the Class in prosecuting, defending, or settling the Released Claims (other than any award pursuant to ¶ 5.1 of the Stipulation) against the Released Parties.  The Released Claims shall not include any claims to enforce the terms of this Stipulation or the Settlement.

18.                               “Released Parties” means each of Defendants, their Related Parties, and their insurers and reinsurers.

19.                               “Settlement” means the settlement contemplated in this Stipulation.

20.                               “Settling Parties” means, collectively, each of the Defendants and the Plaintiff individually on behalf of himself and all other similarly situated stockholders of Headwaters and derivatively on behalf of Headwaters.

21.                               “Summary Notice” means the Summary Notice of Proposed Settlement of Derivative and Class Action substantially in the form attached to the Stipulation as Exhibit “D.”

22.                               “Unknown Claims” means any Released Claim that Plaintiff, Headwaters, or any member of the Class, does not know or suspect to exist in his, her or its favor at the time of the release of the Released Parties and any claims released pursuant to ¶ 4.2  of the Stipulation that any of the Related Parties does not know or suspect to exist in his, her or its favor at the time of the release of the Plaintiff, Plaintiff’s Counsel, the Class, Class Counsel, and all Current Headwaters’ Stockholders (solely in their capacity as Headwaters stockholders) which if known, might have affected his, her, or its decision to enter into the Settlement.  With respect to the Unknown Claims, the Settling Parties each expressly waive any and all provisions, rights, and benefits of Section 1542 of the California Civil Code, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Settling Parties each shall expressly waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Section 1542 of the California Civil Code.

II.                                   THE ACTION

On January 18, 2013, Plaintiff made a written demand (the “Demand Letter”) on the Board of Directors of Headwaters (the “Board”).  In the Demand Letter, Plaintiff requested that the Board (i) rescind 290,041 cash-settled stock appreciation rights (“SARs”) that the Compensation Committee of the Headwaters’ Board (the “Compensation Committee”) granted to Kirk A. Benson (“Benson”) under the Plan on November 5, 2011; (ii) issue disclosures prior to Headwaters’ 2013 Annual Meeting in a manner that would correct certain alleged disclosure deficiencies in the 2013 Proxy filed by the Company on January 7, 2013 (the “2013 Proxy”); and (iii) adopt and implement internal controls and systems at the Company designed to ensure that awards made under the Plan complied with the terms of the Plan.

Plaintiff filed his Verified Shareholder Derivative and Class Action Complaint (the “Complaint”) in this Court on May 9, 2013, thereby instituting the Action.  The Complaint alleged, among other things, that (i) certain of the Director Defendants breached their fiduciary duties by granting an award of SARs to Benson in November 2011 in excess of the amount allowed by the Plan and that the Company failed to disclose in the 2013 Proxy that the November 2011 grant to Benson exceeded the amount authorized by the Company’s stockholders (Count 1); (ii) certain of the Director Defendants engaged in a waste of corporate assets (Count 2); (iii) Benson was unjustly enriched as a result of the excess award of SARs (Count 3); and (iv) the Director Defendants breached their fiduciary duty of candor by making materially false and misleading statements in the 2013 Proxy (Count 4).  The Complaint sought, among other things, to rescind 290,041 cash-settled SARs awarded to Benson in November 2011 and to require Headwaters to take all necessary actions to reform and improve its corporate governance to ensure compliance with the Plan.

On January 31, 2013, Defendants filed a Motion to Dismiss Counts 1-3 of the Verified Shareholder Derivative and Class Action Complaint; Memorandum of Points and Authorities in Support of Motion to Dismiss (the “Motion to Dismiss”).  Contemporaneously with the filing of the Stipulation, the Settling Parties will be filing a motion to stay briefing on the Motion to Dismiss pending entry of Judgment substantially in the form attached as Exhibit “C” to the Stipulation or until such time, if ever, that the Court enters an order denying preliminary approval or final approval of the Settlement.

On January 31, 2014, maintaining that they at all times acted in good faith and in a manner in which they reasonably believed to be in or not opposed to the best interest of the Company, the Board conveyed to Benson and, on January 31, 2014, Benson acknowledged, that 290,041 cash-settled SARs granted to Benson on November 5, 2011 were and are ineffective, that the Compensation Committee has the discretion to exercise its business judgment to compensate Benson for the value of the rescinded SARs, and that it would so compensate him.

III.                              DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants deny any liability in connection with the Action and the claims asserted by Plaintiff in the Complaint.  Nonetheless, Defendants have concluded that litigating the Action to conclusion could be protracted and expensive, and that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.

Defendants also have taken into account the uncertainty and risks inherent in any litigation.  Defendants have, therefore, determined that it is desirable and beneficial for them that the Action be settled in the manner and upon the terms and conditions set forth in the Stipulation.  By agreeing to the Settlement and entering into the Stipulation, Defendants do not admit or concede any alleged fact, wrongdoing, liability, and/or violations of any laws.

IV.                               PLAINTIFF’S CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiff believes that the claims asserted in the Action have merit.  However, Plaintiff’s Counsel recognizes and acknowledges the risk, expense, and length of continued proceedings necessary to prosecute the Action against Defendants through trial and, potentially, through appeals.  Plaintiff’s Counsel has also taken into account the uncertain outcome inherent in any litigation, as well as the difficulties and delays of such litigation.  Plaintiff’s Counsel is mindful of the inherent problems of proof under, and possible defenses to, the claims asserted in the Action.  Plaintiff’s Counsel believes that the proposed Settlement set forth in the Stipulation confers benefits, through the cancellation of the 290,041 cash-settled SARs granted to Benson in 2011 and the provision and adoption of corporate governance reforms and remedial measures, upon the Company and its stockholders.  Based on a thorough investigation and evaluation of the facts and analysis of applicable law, Plaintiff’s Counsel has determined that the proposed Settlement is fair, reasonable, and adequate, and in the best interests of Headwaters and its stockholders.

V.                                    THE SETTLEMENT HEARING

The Settlement Hearing will be held before the Honorable Bruce S. Jenkins on August 28, 2014 at 2:00 p.m. at the United States District Court, 351 South West Temple, Room 7.200,

Salt Lake City, Utah 84101, for the purpose of determining: (i) whether the Court should conditionally certify the Action as a class action pursuant to Federal Rule of Civil Procedure 23; (ii) whether the settlement of the Action on the terms set forth in the Stipulation should be finally approved by the Court as fair, reasonable, and adequate to Headwaters, Current Headwaters’ Stockholders, and Class members; (iii) whether the dismissal of the Action with prejudice, pursuant to the Stipulation, should be approved by the Court and judgment in all material respects substantially in the form attached to the Stipulation as Exhibit “C” entered; (iv) whether, subject to the terms of the Stipulation,  the Court should approve the award of attorneys’ fees to Plaintiff’s Counsel in the amount of $500,000, which is the amount the Company has agreed to pay to Plaintiffs’ Counsel in this Action subject to the terms of the Stipulation; and (v) such other matters as will properly come before the Court.  The Settlement Hearing may be continued by the Court at the Settlement Hearing or at any adjourned session thereof without further notice to the Class or Current Headwaters’ Stockholders.

VI.                               THE SETTLEMENT

The terms and conditions of the Settlement are fully set forth in the Stipulation.  The Stipulation has been filed with the Court.  The following is only a summary of its terms.

Without admitting any wrongdoing, Defendants acknowledge that they were aware of and considered the Demand Letter and the commencement of the Action, and that the Demand Letter and the Action were contributory factors in Headwaters’ decision to rescind 290,041 unexercised, cash-settled SARs awarded to Benson on November 5, 2011 and to adopt and implement the corporate governance procedures detailed in the Stipulation.  Headwaters acknowledges and agrees that the consideration set forth in ¶ 3.1A-F of the Stipulation confer a benefit upon Headwaters and its stockholders and is designed to improve the overall corporate governance of Headwaters, with the intent of increasing stockholder value.

The Stipulation details the terms of the Settlement, which include:  (i) the agreement that the grant of 290,041 cash-settled SARs to Benson on November 5, 2011 under the Plan is void; (ii) the agreement that any future awards of equity, cash, or other compensation to Benson (including the awards that will be made in connection with the replacement of 290,041 cash-settled SARs granted to Benson on November 5, 2011) will be separate compensation decisions that the Board will independently evaluate and assess, taking into consideration the facts and circumstances existing as of the date any awards are made and/or in the case of the awards intended in whole or in part to replace the value of 290,041 cash-settled SARs, facts and circumstances existing as of November 5, 2011, the date that those SARs originally were granted; and (iii) the adoption and/or implementation of a variety of corporate governance measures for at least three years after entry of Final Judgment in this Action:  (a) members of the Compensation Committee will receive training by an independent consultant concerning all operative plans and compensation procedures as well as best practices for compensation committees; (b) legal counsel will certify and present to the Compensation Committee an assessment of compliance with the Plan or any successor plan before the Compensation Committee issues final approval of annual awards made under the Plan; (c) with the assistance of consultants and/or counsel, the Compensation Committee will formally review and approve all disclosures in proxy statements containing executive compensation disclosure before the proxy statements are publicly filed; and (d) the Compensation Committee, with the assistance of an independent consultant, will conduct a review of the Compensation Committee Charter and practices and institute changes where appropriate.  Each of the above-listed requirements is triggered only upon the Effective Date of the Settlement.

VII.                          DISMISSAL AND RELEASES

In connection with the Court’s approval of the Settlement, Plaintiff will request a dismissal with prejudice of all claims asserted by Plaintiff on behalf of Headwaters and individually on behalf of himself and all other similarly situated Headwaters’ stockholders against the Defendants.

Upon the Effective Date of the Judgment, Plaintiff, in his capacity as an individual, on behalf of all other similarly situated stockholders of Headwaters, and derivatively on behalf of Headwaters, Headwaters, all members of the Class, and Current Headwaters’ Stockholders shall have fully released and forever discharged, and shall forever be barred from initiating, continuing, filing or otherwise prosecuting, against the Released Parties any Released Claims, including Unknown Claims, that were, or could have been, asserted in the Demand Letter or the Action.  The Released Claims shall not include any claims to enforce the terms of this Stipulation.

Pursuant to the Judgment, upon the Effective Date, each of the Related Parties shall be deemed to have, and by operation of the Judgment shall have, fully released and forever discharged Plaintiff, Plaintiffs’ Counsel, the Class, Class Counsel, and all Current Headwaters’ Stockholders (solely in their capacity as Headwaters’ stockholders) from all claims arising out of the institution, prosecution, Settlement or resolution of the Demand Letter or the Action, including Unknown Claims provided however, that the Related Parties shall retain the right to enforce in the Court the terms of the Stipulation.

The Released Claims shall include Unknown Claims.  With respect to the Unknown Claims, the Settling Parties each expressly waive any and all provisions, rights, and benefits of Section 1542 of the California Civil Code, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Settling Parties each shall expressly waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Section 1542 of the California Civil Code.

The Settling Parties each acknowledge that the waiver of Unknown Claims was separately bargained for and a key element of the Settlement of which this release is a part.  Nothing therein shall, however, bar any action or claim to enforce the terms of this Stipulation, the Settlement, or the Judgment.  The Settling Parties acknowledge that they may discover facts in addition to or different from those that they now know or believe to be true with respect to the subject matter of this release, but that it is their intention to fully, finally, and forever settle and release any and all claims released in the Stipulation, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, heretofore exist, or may hereafter exist upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery of such additional or different facts.

VIII.                     THE FEE AWARD

After negotiating the relief for Headwaters and the corporate governance procedures as described fully in ¶ 3.1 of the Stipulation, Defendants’ Counsel and Plaintiff’s Counsel negotiated the attorney’s fees and expenses that Headwaters would pay to Plaintiff’s Counsel in the Action.  The Company has agreed to pay $500,000 to Plaintiff’s Counsel in the Action for their fees and expenses, subject to Court approval (the “Fee Award”).  Within twenty (20) business days of the Effective Date, Headwaters shall make such payment to Levi & Korsinsky LLP.

Payment of the Fee Award shall constitute final and complete payment for Plaintiff’s attorney’s fees and reimbursement of expenses that have been incurred or will be incurred in connection with the Action and resolution of the claims asserted in the Action.  No fees or expenses shall be paid to Plaintiff’s Counsel pursuant to the Stipulation until the Effective Date of the Stipulation.

IX.                              THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

Any member of the Class or any of the Current Headwaters’ Stockholders may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement of the Action should not be approved as fair, reasonable, and adequate or why the Judgment should not be entered thereon, or why the Fee Award should not be awarded to Plaintiff’s Counsel; provided, however, unless otherwise ordered by the Court, that no member of the Class or Current Headwaters’ Stockholders shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the Fee Award to Plaintiff’s Counsel unless that member of the Class or that one of the

Current Headwaters’ Stockholders has at least twenty-one (21) calendar days prior to the Settlement Hearing (no later than August 7, 2014): (i) filed with the Clerk of the Court of the United States District Court for the District of Utah a written objection to the Settlement setting forth:  (a) the objector’s name, address and phone number; (b) the nature of the objection; (c) proof of ownership of Headwaters common stock as of December 31, 2012, the record date for the determination of stockholders who were entitled to vote at the 2013 Annual Meeting, if a member of the Class, and proof of ownership of Headwaters common stock on the date the Court approves the form and manner of this Notice, if one of the Current Headwaters’ Stockholders; and (d) any documentation in support of such objection; and (ii) if a Class member or any of the Current Headwaters’ Stockholders intends to appear and requests to be heard at the Settlement Hearing, such Class members or Current Headwaters’ Stockholders must have, in addition to the requirements of (i) above, filed with the Clerk of the Court:  (a) a written notice of the Class member’s or Current Headwaters’ Stockholders’ intention to appear; (b) a statement that indicates the basis for such appearance; and (c) the identities of any witnesses the member of the Class or the Current Headwaters’ Stockholders intends to call at the Settlement Hearing and the subjects of their testimony.  If a member of the Class or one of the Current Headwaters’ Stockholders files a written objection and/or written notice of intent to appear, such member of the Class or Current Headwaters’ Stockholders must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such stockholder files with the Court upon each of the following by hand delivery or by first-class mail, postmarked no later than August 7, 2014, referencing Case No. 13-CV-00330 BSJ:

LEVI & KORSINSKY, LLP

Eduard Korsinsky

Steven J. Purcell

30 Broad Street, 24th Floor

New York, New York 10004

(212) 363-7500

ABBOTT LAW FIRM

Nelson Abbott

Peter Lattin

3651 North 100 East, Suite 350

Provo, UT 84604

(801) 373-1112

Attorneys for Plaintiff

PILLSBURY WINTHROP SHAW

  PITTMAN LLP

Sarah A. Good (pro hac vice)

Laura C. Hurtado (pro hac vice)

Four Embarcadero Center, 22nd Floor

Post Office Box 2824

San Francisco, CA  94126-2824

Tel.:  (415) 983-1000

sarah.good@pillsburylaw.com

laura.hurtado@pillsburylaw.com

Attorneys for Nominal Defendant, Headwaters Incorporated

COVINGTON & BURLING LLP

Clara J. Shin (pro hac vice )

One Front Street, 35th Floor

San Francisco, CA  94111

Tel.:  (415) 591-6000

cshin@cov.com

Attorneys for Kirk A. Benson, E.J. Garn,

Raymond J. Weller, R Sam Christensen,

William S. Dickinson, Malyn K. Malquist,

Blake O. Fisher, Jr., and James A. Herickhoff

STRONG & HANNI

Graden Jackson (08607)

9350 South 150 East, Suite 820

Sandy, UT 84070

Tel.: (801) 532-7080

gjackson@strongandhanni.com

Attorney for Sylvia Summers and

Grant E. Gustafson

The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first-class mail, postmarked no later than August 7, 2014, referencing Case No. 13-CV-00330 BSJ to:

Office of the Clerk

U.S. District Court, District of Utah

351 South West Temple, Room 1.100

Salt Lake City, Utah 84101

Any Class Member or any of the Current Headwaters’ Stockholders who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation or to the Fee Award to Plaintiff’s Counsel but shall otherwise be bound by the Judgment to be entered and releases to be given.

X.                                   CONDITIONS FOR SETTLEMENT

The Settlement is conditioned upon the occurrence of certain events described in ¶ 6 of the Stipulation, including among other things: (i) certification of the Class as contemplated by ¶ 2 of the Stipulation; (ii) entry of the requested Judgment; and (iii) the Judgment becoming a Final Judgment.  If, for any reason, any of the conditions described in the Stipulation is not met, the Stipulation might be terminated and, if terminated, will become null and void, and the parties to the Stipulation will be restored to their respective positions in the Action as of the date before the Stipulation was fully executed.

XI.                              EXAMINATION OF PAPERS AND INQUIRIES

This Notice contains only a summary of the terms of the Settlement.  For a more detailed statement of the matters involved in this Action, reference is made to the Stipulation which may be inspected at the Office of the Clerk, located at 351 South West Temple, Room 1.100, Salt Lake City, Utah 84101 during business hours of each business day.

Any other inquiries regarding the Settlement or the Action should be addressed in writing to the following:

LEVI & KORSINSKY, LLP

Eduard Korsinsky

Steven J. Purcell

ek@zlk.com

spurcell@zlk.com

30 Broad Street, 24th Floor

New York, New York 10004

(212) 363-7500

ABBOTT LAW FIRM

Nelson Abbott

Peter Lattin

peter@abbottlawfirm.com

nelson@abbottlawfirm.com

3651 North 100 East, Suite 350

Provo, UT 84604

(801) 373-1112

Attorneys for Plaintiff

PILLSBURY WINTHROP SHAW

  PITTMAN LLP

Sarah A. Good (pro hac vice)

Laura C. Hurtado (pro hac vice)

Four Embarcadero Center, 22nd Floor

Post Office Box 2824

San Francisco, CA  94126-2824

Tel.:  (415) 983-1000

sarah.good@pillsburylaw.com

laura.hurtado@pillsburylaw.com

Attorneys for Nominal Defendant, Headwaters Incorporated

COVINGTON & BURLING LLP

Clara J. Shin (pro hac vice )

One Front Street, 35th Floor

San Francisco, CA  94111

Tel.:  (415) 591-6000

cshin@cov.com

Attorneys for Kirk A. Benson, E.J. Garn,

Raymond J. Weller, R Sam Christensen,

William S. Dickinson, Malyn K. Malquist,

Blake O. Fisher, Jr., and James A. Herickhoff

STRONG & HANNI

Graden Jackson (08607)

9350 South 150 East, Suite 820

Sandy, UT 84070

Tel.: (801) 532-7080

gjackson@strongandhanni.com

Attorney for Sylvia Summers and

Grant E. Gustafson

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTICE, THIS ACTION, THE PROPOSED SETTLEMENT OR THE HEARING, YOU SHOULD RAISE THEM WITH YOUR OWN COUNSEL OR DIRECT THEM TO PLAINTIFF’S COUNSEL IN THIS ACTION, AT THE ADDRESS SET FORTH ABOVE.  PLEASE DO NOT CONTACT THE COURT OR THE CLERK OF THE COURT.

By Order of the U.S. District Court, D. Utah